UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2019

HARROW HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12264 El Camino Real, Suite 350
San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 704-4040

N/A

(Former name or former address if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
Common Stock, $0.001 par value per share	HROW	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Act of 1934: Emerging growth company [  ]

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2019, Harrow Health, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) at the Marriott Del Mar, 11966 El Camino Real, San Diego, California. The number of shares of common stock entitled to vote at the Annual Meeting was 24,703,649. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 15,197,198. All matters submitted to a binding vote of stockholders at the Annual Meeting were approved, other than Proposal 3. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to the matters voted upon at the Annual Meeting, are set forth below:

Proposal 1: Election of Directors

Stockholders voted to elect to the Board of Directors the five (5) director nominees named in the Company’s proxy statement to serve until the 2020 annual meeting of stockholders and until their successors are duly elected and qualified. The results of the voting were:

Directors	For	Withheld	Broker Non-Vote
Stephen Austin	13,895,886	1,301,312	-
Mark Baum	13,654,889	1,542,309	-
Robert Kammer	13,286,782	1,910,416	-
Richard Lindstrom	13,365,407	1,831,791	-
Anthony Principi	13,534,780	1,662,418	-

Proposal 2: Ratification of Auditors

Stockholders ratified the selection of KMJ Corbin and Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The results of the voting were:

For	Against	Abstain	Broker Non-Vote
14,790,405	7,261	399,532	-

Proposal 3: To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation

Stockholders representing a majority of shares outstanding did not approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to adopt a classified Board of Directors. The results of the voting were:

For	Against	Abstain	Broker Non-Vote
9,114,861	5,842,878	239,459	-

Proposal 4: To approve on an advisory basis, the compensation of the Company’s named executive officers.

Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the voting were:

For	Against	Abstain	Broker Non-Vote
14,239,634	247,885	709,679	-

Proposal 5: To vote, on an advisory basis, on the frequency of holding an advisory vote on the compensation of the Company’s named executive officers.

Stockholders representing a plurality of votes cast approved of a one-year (1-year) frequency for the stockholder advisory vote on compensation awarded to our named executive officers. The results of the voting were:

One Year	Two Year	Three Year	Abstain
11,943,731	283,251	2,584,824	385,392

The Board of Directors has considered the stockholder vote regarding the frequency of advisory votes on executive compensation and determined that the Company will hold an advisory vote on its executive compensation every 1 year until the next vote by the Board on frequency, which will be no later than the Company’s Annual Meeting of Stockholders in 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARROW HEALTH, INC.

Dated: June 10, 2019	By:	/s/ Andrew R. Boll
	Name:	Andrew R. Boll
	Title:	Chief Financial Officer